UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

Advanced Cannabis Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2015, Advanced Cannabis Solutions, Inc. filed an amendment to the Company’s Articles of Incorporation whereby the Company’s name changed to “General Cannabis Corp” (the “Company”).

The amendment to the Company’s Articles of Incorporation is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary is qualified in its entirety by reference to the full text of the amendment.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

At the annual meeting of the stockholders of the Company held on June 16, 2015, the Company’s stockholders:

(1)

Elected the Michael Feinsod and Robert Frichtel as directors of the Company for one year term expiring at the annual meeting in 2016 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;

(2)	Approved, on an advisory basis, the 2014 compensation of the Company’s named executive officers;

(3)	Resolved, on an advisory basis, that the frequency of the stockholders’ say on pay vote would be held every three years;

(4)	Ratified the appointment of Hartley Moore Accountancy Corporation as the Company’s independent registered certified public firm for fiscal 2015;

(5)	Approved the amendment to the Company’s articles of incorporation to change the Company’s name; and

(6)	Approved and adopted the Company’s 2014 Equity Incentive Plan.

The authorized capital stock of the Company consists of 105,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock.  As of May 5, 2015, the record date set for the Company’s annual meeting, there were 14,458,002 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

The vote for each proposal was as follows:

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
1. Election of Two Directors
Michael Feinsod	9,285,604	0	39,784	0	0
Robert L. Frichtel	9,285,980	0	39,498	0	0

Proposal	For	Against	Abstain
2. Executive Compensation	8,602,622	102,211	620,645

Proposal	1 Years	2 Years	3 Years	Abstain
3. Say on Pay	9,290,131	130,934	3,560,431	646,668

Proposal	For	Against	Abstain
4. Auditor Ratification	9,290,131	4,252	31,095

Proposal	For	Against	Abstain
5. Amendment to Articles- Name Change	9,313,178	7,597	4,703

Proposal	For	Against	Abstain
6. Equity Incentive Plan	8,590,850	139,813	594,815

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
3.1	Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Colorado on June 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 18, 2015

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer